                        AMENDMENT TO LINE OF CREDIT AGREEMENT


    This Second Amendment to Line of Credit Agreement (the "Amendment") is made and entered into this 28th day of June, 1996, by and between SANWA BANK CALIFORNIA (the "Bank") and ZENITH NATIONAL INSURANCE CORP. (the "Borrower") with respect to the following:

    This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of December 15, 1994, as heretofore amended, and any and all addenda and riders heretofore made (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

    WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

    NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

         1. CHANGE IN INTEREST RATE. Section 1.02 C. 1 and 2 of the Agreement are deleted in their entirety and the following is substituted in lieu thereof:

              "1. REFERENCE RATE ADVANCES. A variable rate equivalent to an index for a variable interest rate which is quoted, published or announced from time to time by the Bank as its reference rate and as to which loans may be made by the Bank at, below or above such reference rate (the "Reference Rate") minus 0.50% per annum (the "Variable Rate"). Interest shall be adjusted concurrently with any change in the Reference Rate. An Advance based upon the Variable Rate is hereinafter referred to as a "Reference Rate Advance." Each such Reference Rate Advance must be in the minimum amount of $100,000.00.

              2. FED FUNDS ADVANCES. A variable rate per annum (the "Federal Funds Rate"), for each day in which the Advance is based upon the Federal Funds Rate (a "Fed Funds Advance"), equivalent to 0.75% in excess of the interest rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, quoted to the Bank on such day by Federal funds brokers of recognized standing which are selected by the Bank in its sole discretion or, if such day is not a business day, for the immediately preceding business day. With respect to this section 1.02(C)(2), a business day means a day in which banks are open generally in Chicago and New York for the conduct of substantially all of their commercial lending activities. Fed Funds Advances must be in the minimum amount of $250,000.00.

         2. MODIFICATION OF FINANCIAL CONDITION. Section 4.10 F. of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

              "F. ADVANCES TO PERMA-BILT. Advances and loans extended to Perma-Bilt of no more than $45,000,000".

         3. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.


                   [PAGE 1 ENDS HERE.  SIGNATURES APPEAR ON PAGE 2]

    IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   ZENITH NATIONAL INSURANCE CORP.

By: /s/ John C. Hyche                   By: /s/ Stanley R. Zax
    -------------------------------        ----------------------------------

Name:     John C. Hyche                 Name:     Stanley R. Zax
     ------------------------------          --------------------------------

Title:    Vice President                Title:  President and Chairman of the
      -----------------------------            ------------------------------
                                                            Board
                                                          ---------


                                         -2-